ITEM 77Q1(E) NEW INVESTMENT ADVISORY CONTRACTS

Incorporated by reference to exhibits d(1), d(2)(i) through d(2)(xi) and d(3)(i) through d(3)(xxix) to post-effective amendment no. 43 to Registrant's registration statement filed on Form Type 485APOS on February 27, 2001 (Accession No. 0000927016-01-001117).

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